UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 31, 2007

SEALIFE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-13895	34-1444240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                                                                               5601 W. Slauson Ave., Culver City, California

                                                                                                      90230

(Address of principal executive offices)                              (Zip Code)

Registrant’s telephone number, including area code: (310) 338-9757

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐

Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

                                                                   SEALIFE CORPORATION

INDEX TO FORM 8K

Item 8.01 Other events

QUATERLY REPORT FOR QUARTER ENDED MARCH 31, 2007

Page

PART I

FINANCIAL INFORMATION

1

        Item 1.

Financial Statements (unaudited)

1

Condensed Consolidated Balance Sheet (unaudited) as of March 31,2007

1

Condensed Consolidated Statement of Income (unaudited) for the three months ended March 31,2007 and March 31, 2006

2

Condensed Consolidated Statements of Cash Flows (unaudited) for the three months ended March 31,2007 and March 31, 2006

3

Notes to Condensed Consolidated Financial Statements

4

         Item 2.

Management’s Discussion and Analysis or Plan of Operation

12

         Item 3.

Controls and Procedures

24

PART II

OTHER INFORMATION

24

        Item 1.

Legal Proceedings

24

        Item 2.

Unregistered Sales of Securities and Use of Proceeds

24

ITEM 8.01 OTHER EVENTS,: ( NON REPORTING REGISTRANT : SEALIFE CORPORATION IS A NON REPORTING ENTITY UNDER THE SECURTIES AND EXCHANGE ACT OF 1934, AS A RESULT OF ITS FILING OF FORM 15 WITH THE SEC ON AUGUST 7, 2006

SEALIFE CORPORATION QUARTERLY REPORT FOR QUARTER ENDED MARCH 31,2007

PART I - FINANCIAL INFORMATION

SEALIFE CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

March 31, 2007 and 2006

	March 31, 2007	March 31, 2006
ASSETS		
Current Assets		
Cash	$ 369	$ (2,819)
Cash in escrow	-	25,000
Inventory	67,838	25,759
Due from Shareholders	-	6,000
Accounts Receivable	25,862	77,659
Prepaid expenses	-	45,647
Total Current Assets	94,068	177,246
Other Assets		
Technology	1,735,309	1,735,309
Less: accumulated amortization	(1,735,309)	(1,735,309)
	$ -	$ -
Total Assets	$ 94,068	$ 177,246
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current Liabilities		
Notes payable	$ 139,000	$ 183,000
Accounts payable	122,723	34,826
Accounts payable - shareholders	650	2,752
Accrued expenses	56,223	43,112
Accrued interest	87,266	85,269
Accrued payroll taxes	8,382	8,382
Accrued royalties	4,300	16,953
Accrued wages	75,000	362,500
Current portion of long-term debt	18,901	14,531
Total Current Liabilities	$ 512,444	$ 751,325
Long-Term Debt		
Notes payable	201,408	220,278
Stockholders' Equity		
Common stock	4,898	3,018
Additional paid in capital	9,266,857	7,433,142
Deficit accumulated during the development stage	(9,891,539)	(8,230,517)
Total Stockholders' Equity	$ (619,784)	$ (794,357)
Total Liabilities and Stockholders' Equity	$ 94,068	$ 177,246

SEALIFE CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

	March 31, 2007	March 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Loss	$ (327,723)	$ (398,779)
Adjustments to reconcile net loss to net cash provided (used) in operating activities		
Stock issued for services	144,908	299,266
Changes in Current Assets and liabilities:		
Decrease (Increase) in Accounts receivable	38,399	2,413
(Increase) in Inventories	(35,055)	(9)
(Increase) in Prepaid expenses	-	(17,054)
Increase (Decrease) in Accounts payable	(13,753)	(22,392)
Increase (Decreased) in Accrued expenses	30,000	(16,731)
Increase in Accrued interest	4,555	13,789
Increase in Accrued royalties	4,300	16,953
Increase in Accrued wages	75,000	112,500
NET CASH (USED) BY OPERATING ACTIVITIES	(79,369)	(10,044)
CASH FLOWS FROM FINANCING ACTIVITIES		
Sale of Common stock	5,000	-
Increase (decrease) in Notes payable	73,000	30,000
(Increase) in Due from Shareholder	-	(6,000)
(Decrease) in Accounts payable SH	-	(23,750)
NET CASH PROVIDED BY FINANCING ACTIVITIES	78,000	250
NET INCREASE (DECREASE) IN CASH	(1,369)	(9,794)
CASH AT BEGINNING OF PERIOD	1,738	31,875
CASH AT END OF PERIOD	$ 369	$ 22,081

See accompanying notes and accountant's report.

SEALIFE CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

March 31,2007

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

History:

SeaLife Corp., a Nevada corporation (“SeaLife Nevada”), was incorporated in 2002.  Also in 2002 SeaLife Nevada became the sole shareholder of SeaLife Marine Products, Inc., a California corporation.  The subsidiary was formed to concentrate on certain marine product applications of its technology.

On September 30, 2002 SeaLife Nevada entered into an agreement with the shareholders of Division G, Inc. to exchange 100% of the stock of Division G, Inc. for shares of SeaLife Nevada’s common stock.  The agreement became effective July 1, 2002.  At the time of acquisition Division G, Inc.’s assets consisted of ownership of all rights in perpetuity to ProTerra AG, a soil conditioner, Grease Bust, a grease treatment and cleaner, Soil Rescue, a soil Bio-remediation product, OilEx, a soil detoxification and rebuilding product, and Muni-Mix a sewer clean-up and detoxification product.  All products were in the early stages of development.  Division G, Inc. had no liabilities at the time of acquisition.

On July 31, 2002 SeaLife Nevada formed a wholly-owned subsidiary, ProTerra Technologies, Inc., a California corporation.  The subsidiary was formed to concentrate on the agricultural product applications.

On December 20, 2002, SeaLife Nevada was acquired by SeaLife Corporation, a Delaware corporation (the “Company”), formerly Integrated Enterprises, Inc., a public, reporting corporation, pursuant to the terms of a Share Exchange Agreement.  The Company was a shell at the time of the acquisition and therefore the acquisition was treated as a reverse merger whereby the acquired company is treated as the acquiring company for accounting purposes.  At the same time as the share exchange, the Company effected a 15 to 1 reverse stock split.

Basis of Consolidation:

The accompanying consolidated financial statements include the accounts of the Company, SeaLife Nevada, a wholly-owned subsidiary of the Company, and SeaLife Marine Products, Inc., ProTerra Technologies, Inc. and Division G, Inc., SeaLife Nevada’s three subsidiaries.  All significant inter-company accounts and transactions, if any, have been eliminated in consolidation.

Cash and Cash Equivalents:

For the purposes of the Statement of Cash Flows, the Company considers all short-term debt securities to be cash equivalents.

Income Taxes:

The Company accounts for income taxes under a method, which requires a company to recognize deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in a Company’s financial statements or tax returns.  Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements carrying amounts and tax basis of assets and liabilities using enacted tax rates.  The Company presently prepares its tax return on the cash basis and its financial statements on the accrual basis.  No deferred tax assets or liabilities have been recognized at this time, since the Company has shown losses for both tax and financial reporting.  The Company’s net operating loss carry forward at March 31,2007 is approximately $8,398,082.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Development Stage:

Until January 1, 2005, the Company, together with its subsidiaries, was a development stage company as defined under Statements of Financial Accounting Standards No. 7.

NOTE 2 – TECHNOLOGIES

SeaLife Marine Products, Inc. entered into an asset purchase agreement to acquire certain technologies (the “Marine Product Technologies”) from Gael Himmah effective September 30, 2002.  The purchase price for the Marine Product Technologies was $1,335,309.  Under this purchase agreement the Company acquired the following:

1.

Patents, patent application rights for EPA registration number 70214-1 and all modifications, enhancements and improvements thereon.

2.

All rights in perpetuity, including but not limited to SeaLife 1000, SeaLife 2000 (now known as SeaLife 1000 OutDrive™), and SeaLife 3000 (now known as SeaLife 1000 XP™), present and future marine coating and all modifications, variations, enhancements and improvements thereon.

3.

Full power to enforce its ownership interests.

SeaLife 1000 is a solvent-based, anti-fouling coating for underwater use.  It provides a unique anti-shell, anti-algae, anti-fungus and anti-rust coating, with competitive results.

SeaLife 1000 OutDrive™ is a solvent-based, anti-fouling coating for submerged marine use.

SeaLife 1000 XP™ is a solvent-based coating with advanced anti-rust additives for above water applications.

In addition the Company is developing a complete coating system, including zero VOC, high-build epoxy primers and a zero VOC high gloss finishes that can be applied to any surface above the waterline.  The complete coating system allows SeaLife to effectively bid any commercial vessel.  The new coating systems have been shipped to customers for testing.

NOTE 3 -  INTANGIBLE ASSETS

During the quarter ended December 31, 2005, the Company recorded a $1,362,826 charge for the impairment of technology assets. The impairment charge attributable to certain technologies owned by our ProTerra Technologies, Inc. subsidiary is $338,889 and the charge attributable to the Marine Product Technologies is $1,023,937. After reevaluating the resources currently available to the Company and the historically minimal sales, management has developed revised financial projections. The Company believes that the delays it has experienced in implementing its sales and marketing plan, and difficulty in obtaining investment may have resulted in the potential impairment of its technology assets and that an impairment analysis was required to be performed. In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” the impairment charge was determined by comparing the estimated fair value of the related assets to their carrying value. The write down established a new cost basis for the impaired assets.

The components of intangible assets as of December 31, 2005 are set forth in the following table:

Due to the Technology impairment analysis, the net book value for the Company’s technologies is zero and will not be an expense to the future financials of the Company. There are no other assets that qualify for amortization.

NOTE 4 – NOTES PAYABLE

Current Notes Payable:

On January 9, 2004, the Company, in connection with a consulting contract, issued a $100,000 note to one of its consultants.  The note was due in full on January 9, 2005, and is unsecured.  The interest rate is 7% per annum.  The balance of the note at March 31,2007 was $116,916.  The Company is currently in default under this note. On April 7, 2006 the individual agreed to accept our restricted common stock as consideration for the cancellation of the note at .085 per share.

On June 14, 2004, the Company entered into a $30,000 note with an individual.  The note was due June 14, 2005, is unsecured, and does not call for any payments until maturity.  The interest rate is 7% per annum.  The balance of the note at March 31,2007 was $34,312.  The Company is currently in default under this note.

On August 4, 2004, the Company entered into a $35,000 note with an individual. The note was due September 15, 2004, was unsecured, and did not call for payments until maturity. The interest rate is 36% per annum. The Company is currently in default under this note. The balance of the note including interest at December 31, 2005 was $55,800. On March 17, 2006 the individual agreed to accept 521,983 shares of our restricted common stock as consideration for the cancellation of the note.

On June 6, 2005, the Company entered into a $15,000 note with an individual. The note was due December 31, 2005, was unsecured and did not call for payments until maturity. The interest rate is 10% per month. The balance of the note including interest at March 31,2007 was $31,450. On April 21, 2006 the individual agreed to accept 262,083 shares of our restricted common stock as consideration for the cancellation of the note.

On December 22, 2005, the Company entered into 3 notes with 3 individuals, each at $10,000 for a total of $30,000. The interest rate is 7% per annum and the notes are due December 21, 2006, December 22, 2006 and December 27, 2006, respectively. The balances of these notes including interest at March 31,2007 was 10,369, $10,369 and $10,369, respectively.  The Company is currently not in default under these notes.

In June 2006, the Company borrowed $24,000 from 2 individuals.. The interest rate is 7% per annum and the notes are due June 21, 2007.

During the nine month period ended September 30, 2005, the Company issued a five-year note for $14,500 at a 5% annual interest rate to its director, chief executive office and chief financial officer, Robert McCaslin, as evidence of prior loans made to the Company.  Mr. McCaslin agreed to accept  150,575 144 restricted shares  as full payment, including accrued interest.

Long - Term Debt - Notes Payable:

In connection with the purchase of the Marine Product Technologies on June 30, 2002, SeaLife Nevada issued a ten-year note for $1,335,309 to Gael Himmah. The note is to be repaid based on the Company's sales, i.e. at 5% of the first $3,000,000 of sales, and at 2.5% on the sales in excess of that amount, until paid in full. The note payments are to be made monthly and the note bears interest at the rate of 7% per annum. The note may be converted at the option of the holder into common stock of the Company at a conversion price which is equivalent to 80% of the market price, based on the average bid price of the Company's common stock over the previous thirty (30) days. On January 2, 2003 Mr. Himmah converted $1,000,000 of the note into 1,000,000 shares of SeaLife Corporation common stock. The balance of the note at March 31,2007 was $220,309. At March 31,2007, $17,746 of principal repayment was past due based on the terms of 5% of sales since the date of the note, and interest of $68,715 was also past due.  The note has certain default provisions and stated period of times to correct the default. Because of the repayment schedule of the note and an inability to accurately forecast future sales, maturities on long-term debt annually can not be computed.

The Company was in default at June 30, 2005, on royalty payments of $18,490 owed to Mr. Himmah on the sale of products utilizing certain technologies owned by the Company’s ProTerra Technologies, Inc. subsidiary. Mr. Himmah agreed to accept 144 restricted stock as payment of the royalties due. Effective August 18, 2006. the Company issued MR. Himmah 2,169,953 shares of restricted shares a full and complete payment of monies owed,  including the accrued royalties.

NOTE 5 - COMMON STOCK

The Company has 100,000,000 shares of $.0001 par value Common Stock authorized.  At March 31,2007 and March 31, 2006  the Company had 48,424,645 and  30,139,454 shares outstanding respectively.

During the quarter ended March 31,2007 the Company issued 1,207,566 shares of Common Stock for services.  The shares issued and value assigned for these shares are as follows:

Service	Shares	Value
Business Consulting	800000	$ 96,000
Legal Services Officer Salaries	407566 0	48,907 0

NOTE 6 - PREFERRED STOCK

The Company had 2,000,000 shares of convertible preferred stock outstanding at December 20, 2002, the date the Company acquired SeaLife Nevada.  These had conversion rights of 10 shares of common for each share of preferred.  In an agreement signed June 24, 2003 the owners of these shares agreed to cancel 1,840,000 shares of preferred stock.  The remaining 160,000 shares were converted into 1,600,000 shares of common stock of the Company of which 300,000 shares were conveyed to the original shareholders of SeaLife Nevada, including the current Directors of the Company

NOTE 7 – CONSULTING AGREEMENT

On September 30, 2002, in connection with the purchase of the Marine Product Technologies, SeaLife Nevada entered into a consulting agreement with the developer of the Marine Product Technologies, Gael Himmah, for his advice in the use and improvement of such assets.  This agreement was assigned to the Company and amended in January 2003.  Mr. Himmah is to provide all necessary support in complying with government regulations, in solving specific marketing and environmental problems, in product improvement, in developing operational protocols, in advising and support on the operation of the Company’s business and to assist in the purchase or manufacture of the Company’s products.   The agreement calls for the consultant to receive $10,000 per month from September 1, 2002 to April 15, 2004, and $12,000 per month thereafter until September 1, 2007.  During the quarter ended November 30, 2003 the Company entered into an additional agreement with this consultant to provide services through December 31, 2003 for an additional 300,000 shares of the Company’s common stock. During 2004 the consultant agreed to accept 100,000 shares of the Company's common stock in lieu of compensation owed to him pursuant to the consulting agreement.

NOTE 8 – GOING CONCERN

The Company has not generated significant revenues or profits to date.  This factor among others may indicate the Company will be unable to continue as a going concern.  The Company’s continuation as a going concern depends upon its ability to generate sufficient sales and cash flow to conduct its operations and its ability to obtain additional sources of capital and financing.  The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 9 - RELATED PARTIES

At March 31,2007,, the Company owed J.P. Heyes, a director, executive officer, and major shareholder of the Company, $10,000 for monies advanced to the Company.  The note bears interest of 7% annual rate and has no priority in liquidation.

During the year ended December 31, 2005, Mr. McCaslin converted $12,477 in advances to the Company into 78,472 shares of restricted stock and J.P. Heyes converted$122,410 in advances to the Company into 769,874 shares of restricted stock.

Effective  December  31,  2005,  Ms. Heyes  elected  to  convert  her  accrued compensation  as of such date,  totaling  $158,998 into 1,487,353  shares of our restricted common stock.

The Company owed Mr. McCaslin an aggregate of $343,000 for wages at March 31,2007.  The Company owed Ms. Heyes an aggregate of $25,000 for wages at March 31,2007.

On January 1, 2004 the Company entered into a 5-year employment contract with Mr. McCaslin, the President of the Company.  The agreement defines the duties and responsibilities of the position and provides an annual compensation of $300,000 a year, with certain vacation and sick days.  The Company is required to maintain an office and certain death benefits during the term of the contract. On October 29, 2004 the contract was amended to reduce annual compensation  to $200,000 per year.

On January 1, 2004 the Company entered into a 4-year employment contract with Ms. Heyes, the Vice-President of the Company.  The agreement defines the duties and responsibilities of the position, provides an annual compensation of $300,000, with annual reviews and the participation in an incentive program when adopted. On October 29, 2004 the contract was amended to provide for annual compensation of $100,000 per year.

On June 14, 2004 the Company entered into an employment contract with Barre Rorabaugh, the President of the Company’s subsidiary, SeaLife Marine, for the period extending through December 31, 2008.  The agreement defines the duties and responsibilities of the position, provides an annual compensation of $150,000 with annual reviews and the participation in an incentive program when adopted.  During the three months ended March 31, 2006, Mr. Rorabaugh accepted 313,353 shares of common stock, in lieu of compensation owed to him pursuant to his employment agreement.

On June 30, 2002, in connection with the purchase of the Marine Product Technologies, SeaLife Nevada entered into a consulting agreement with the developer of the Marine Product Technologies, Gael Himmah, for his advice in the use and improvement of such assets.  This agreement was assigned to the Company and amended in January 2003.  Mr. Himmah is to provide all necessary support in complying with government regulations, in solving specific marketing and environmental problems, in product improvement, in developing operational protocols, in advising and support on the operation of the Company’s business and to assist in the purchase or manufacture of the Company’s products.   The agreement calls for the consultant to receive $10,000 per month from September 1, 2002 to April 15, 2004, and $12,000 per month thereafter until September 1, 2007.  During the quarter ended November 30, 2003 the Company entered into an additional agreement with this consultant to provide services through December 31, 2003 for an additional 300,000 shares of the Company’s common stock. During 2004 the consultant agreed to accept 100,000 shares of the Company's common stock in lieu of compensation owed to him pursuant to the consulting agreement.

In connection with the purchase of the Marine Product Technologies on June 30, 2002, SeaLife Nevada issued a ten-year note for $1,335,309 to Gael Himmah. The note is to be repaid based on the Company's sales, i.e. at 5% of the first $3,000,000 of sales, and at 2.5% on the sales in excess of that amount, until paid in full. The note payments are to be made monthly and the note bears interest at the rate of 7% per annum. The note may be converted at the option of the holder into common stock of the Company at a conversion price which is equivalent to 80% of the market price, based on the average bid price of the Company's common stock over the previous thirty (30) days. On January 2, 2003 Mr. Himmah converted $1,000,000 of the note into 1,000,000 shares of SeaLife Corporation common stock. The balance of the note at March 31,2007 was $220,309. At March 31,2007, $14,531 of principal repayment was past due based on the terms of 5% of sales since the date of the note, and interest of $68,715 was also past due.  The note has certain default provisions and stated period of times to correct the default.  With respect to ProTerra products, the Company owed Mr. Himmah at June 30, 2005, $18,490, based on a commission that ranges from 3% to 10% on sales of such products.

NOTE 10 - SUBSEQUENT EVENTS

On June 26, 2006, The President of SeaLife Marine Products, Inc, Barre Rorabaugh resigned as President of the Company.  On November 17, 2006 the Company paid Mr. Rorabaugh  $25,000 in cash and 150,000 shares of restricted common stock, in settlement of past accrued salary and in settlement of all termination benefits.

Effective May 24, 2006, the Company retained the services of the law firm of Davis & Associates, to assist it in transactional business, corporate and securities law matters, under a 12 month fee agreement.  The Company agreed to issue to Performance Assets, Inc., restricted private placement shares representing 5% of its outstanding stock, and to issue additional restricted shares necessary during the term to maintain the aggregate retainer shares issued at 5% of outstanding Capital Stock, and Performance agreed to fund the cost of the law firm’s legal services rendered to the Company.   Under this agreement, an initial 1.5 million restricted common shares were issued in July of 2006, subject to a 12 month lockup agreement.

On August 7, 2006, the Company was de-listed by the Over the Counter Bulletin board Market, and commenced trading on the Over the Counter Pink Sheets Market.  In light of this development, and perceiving an advantage in avoiding certain of the expensive reporting requirements of the Securities and Exchange Act of 1934, (the 34 Act) and the Sarbanes Oxley legislation, Management elected on August 7, 2006 to file  a form 15, delisting the Company as a reporting company under the 34 Act.. The form 15 was filed to reduce the Company’s expenses associated with compliance with the 34 Act requirements, particularly the proxy rules and requirements for individual shareholder and officer reports.  The Company intends to continue to prepare, and to file under form 8k with the SEC and to publicize, annual and quarterly reports which have audited financial statements and meet many of the 34 Act requirements.

Also on April 7, 2006, the Board of Directors adopted resolutions directing that the Company ceased all further issuance of S-8 free trading stock by the Company to consultants.

On August 8th, 2006, the Company issued 2,052,270 restricted shares to Dan Kubik, in satisfaction of $55,000 owed to Mr. Kubik, for consulting services, cancellation of $100, 000 promissory note held by Mr. Kubik, and accrued interest thereon, and in payment of $15,400 in reimbursement expenses advanced by Mr. Kubik for the benefit of the Company.

On August 18th, 2006, the Company issued 30,000 shares of SeaLife common stock to consultant Maris Somerville, a public relations specialist, 100,000 restricted shares to board member Joel Heffron, 30,000 restricted shares to business consultant George Roth, and 2,169,953 restricted shares to its consulting scientist, Gael Himmah, in satisfaction of sums due for consulting services and past due royalties owed to Mr. Himmah, totaling $216,995.

 The Company also issued 1,136, 770 restricted shares to director J.P. Heyes in satisfaction of amounts owed to her under her Employment Contract totaling $41,668, and in payment of personal loans made to the Company by Ms. Heyes and accrued interest thereon totaling $72,011.  The Company, additionally issued, 3,988,430 restricted shares to Robert McCaslin, CEO, in satisfaction of amounts owed to Mr. McCaslin under his Employment Agreement totaling $383,333, and in payment of personal loans to the Company and accrued interest totaling $15,575.  Also on August 18th, the Company issued 583,304 restricted shares to Performance Assets for business consulting services.

On August 23rd, 2006, the Company issued 346, 211 restricted shares to Leonard, dicker and Schreiber, LLP for legal services rendered.  On October 3, 2006, the Company issued 282,160 restricted shares to Leonard, Dicker and Schreiber in payment of legal services performed, and 148,235 restricted shares to Dan Kubik, 120,000 restricted shares to Paul L. Davis, and 27,519 restricted shares to Performance Assets, Inc., in satisfaction of various obligations owed for consulting services rendered.

On August 28, 2006, the Company returned to the treasury and canceled 480,000 common shares of the Company that were awarded to the Company as partial settlement in a litigation filed by the Company against two individuals in 2005.  An additional 150,000 common shares are still owed by the two individuals.

On October 3rd, 2006 the Company issued 282,160 shares to Leonard, Dicker and Schreiber , LLP for legal services, the stock was valued at $25,806 Further, the Company issued 148, 235 restricted shares to Dan Kubik for consulting services, valued at $12,600.  Additionally, the Company issued 120,000 shares to Paul Davis for consulting services to the Company.  The Company also issued 27, 19 shares to Performance Assets, Inc. for services provided to the Company.

 On November 22nd, 2006 the Company issued 30 thousand restricted shares to Maris Somerville for public relations work valued at $3,000. Additionally the Company issued 660, 000 shares to Gael Himmah for consulting services valued at $79,000.  The shares to Mr. Himmah were issued at $.12 per share.  Additionally the Company issued 599,608 restricted shares to J.P. Heyes for consulting services, and cash advances to the Company of $38,621. Additionally, the Company paid Robert McCaslin 555,550 restricted shares as payment for consulting services.  The shares issued to Mr. McCaslin were issued at the market price of $.12.

The Company also issued 150,000 to Barre Rorabaugh as settlement in full for his accrued salary and other claims against the Company.  The stock issued to Mr. Rohrbaugh was issued at the market price of $.12 per share.  The Company also issued 60,000 restricted shares for consulting services valued at $7,200.

Additionally the Company issued 430, 000 restricted shares to Jeff Lynn for consulting services valued at $51,600.  Additionally the Company issued 750,000 restricted shares to the law firm of Rosen and associates as a retainer for legal services provided to the Company in the SEC action filed against the Company and its CEO.  The shares were issued at the market price of $.12 per share. Additionally, the Company issued 20,000 restricted shares for consulting services provided to the Company valued at $2,400 The Company also issued 2,000,000 restricted shares to David Voyticky for consulting services for the period of December, 2005 through September 2006.  The shares reissued at the market price of $.12 per share. Additionally the Company issued 250,000 restricted shares as full settlement for services provided to the Company, the stock was issued at $.12 per share. The Company issued 133,790 shares to settle an outstanding loan plus the interest on the loan.  Additionally, the Company issued 100,000 shares under the terms of a subscription agreement for a $10,000 investment.

Additionally, in February, 2007 the company issued 300,000 restricted shares to Gael Himmah for consulting services valued at approximately $36,000. Also, during the same period the company issued 350,063 shares to Leonard, Dicker and Schreiber for legal services.  Additionally the company issued 500,000 shares, valued at $60,000 for consulting services.  Additionally the company sold 32,000 shares for $5000.00 during this period.

On September, 13, 2007  the company entered into an interim agreement with Matrix Systems to distribute SeaLife 1000 and associated products  in the territories formally held by Zolatone.

NOTE 11. -OTHER INFORMATION

Legal Proceedings Relating To Transactions in 2002 and early 2003.

In 2005, the United States Securities and Exchange Commission (the “SEC”) filed a civil complaint in the United States District Court for the District of Colorado against SeaLife Corp, Robert McCaslin (its Chief Executive Officer and Chief Financial Officer), and several third parties long since disassociated from the Company, alleging violations of the Securities Act of 1933 and the Securities Exchange Act of 1934, in connection with events that occurred in 2002 and early 2003.  The Commission sought permanent injunctions against all defendants, civil penalties against all defendants, and an officer-and-director bar against Mr. McCaslin.  The Company and Mr. McCaslin have denied all allegations and are vigorously defending this, which is in its discovery phase.

The Company has reached an agreement with Robert Rosen and Associates of Los Angeles to represent SeaLife Corp. and Robert McCaslin in the civil action filed by the SEC. Robert Rosen has agreed to accept 750,000 shares of SeaLife restricted shares as payment in full of a Flat Fee to cover his legal services in defending the Company in the lawsuit.

Item 2.

Management’s Discussion and Analysis or Plan of Operation

The information contained in this Form 8K is intended to update the information contained in our previous Annual Report filed on Form 10-KSB for the year ended December 31, 2005 and presumes that readers have access to, and will have read, the “Management’s Discussion and Analysis or Plan of Operation” and other information contained in such Form 10-KSB and 2006 Quarterly Reports previously filed under form 8-K.  The following discussion and analysis also should be read together with our condensed consolidated financial statements and the notes to the condensed consolidated financial statements included elsewhere in this Quarterly Report.

The Company cautions readers that the discussion setout below and elsewhere herein;  includes certain forward-looking statements and information that is based on Company Management’s projections, as well as on assumptions made by Management.  When used in form, the words “anticipate,” “intend,” “plan,” “believe,” “estimate,” “future,” “expect” and similar expressions are intended to identify forward-looking statements.  Such statements are not guarantees of future performance and involve many risks, uncertainties and assumptions, including, but not limited to, certain of  many  risk factors set forth herein, which could cause the Company’s future results to differ materially from those expressed or implied in any such forward-looking statements.

Overview

SeaLife Corporation was formed as a Delaware corporation in 1984 under the name Fraser Realty Group.  We operated as a real estate investment trust until 1990, when we ceased operations and remained inactive until December, 2002.

On December 17, 2002, pursuant to an Exchange Agreement dated September 30, 2002, we acquired all of the issued and outstanding shares of SeaLife Corp., a Nevada Corporation (“SeaLife Nevada”), in exchange for a substantial majority of the shares of our common stock (the “Acquisition”).  Our stockholders retained their 274,554 shares of common stock which were issued and outstanding prior to the consummation of the Acquisition.  Concurrent with the Acquisition, we changed our name from Integrated Enterprises, Inc. to SeaLife Corporation, our former directors and officers resigned, and the directors and officers of SeaLife Nevada became our directors and officers.  Also concurrent with the acquisition, we effected a 15-to-1 reverse stock split.

The Acquisition resulted in a change of control of, with the former stockholders of SeaLife Nevada acquiring a substantial majority of our common stock immediately following the closing of the Acquisition.  Therefore, the Acquisition was accounted for as a reverse merger, pursuant to which the accounting basis of SeaLife Nevada continued unchanged subsequent to the transaction date. Accordingly, the pre-transaction financial statements of SeaLife Nevada are now our historical financial statements.

Sealife Nevada was organized in April of 2002 to acquire, develop and market certain proprietary products invented by Gael Himmah.  At the time of the Acquisition, SeaLife Nevada owned all of the outstanding stock of Division G, Inc., a Nevada corporation (“Division G”), SeaLife Marine Products, Inc., a California corporation (“SeaLife Marine”), and ProTerra Technologies, Inc. a California corporation (“ProTerra”).  As a result of the Acquisition, we became the parent and sole shareholder of SeaLife Nevada, which, in turn, was the sole shareholder of Division G, SeaLife Marine and ProTerra.

Our Vision

Our vision is to find cutting edge technology and incorporate it in proprietary products we  develop, market and sell, which provide better solutions, are eco-friendly, and competitively priced.  Our emphasis is on products directed to environmental problems which incorporate natural solutions, and establish both an environmentally safe choice and the preferred choice in specific markets.

As a part of this vision, we are seeking to establish ourselves in “probiotic” technologies.  Probiotic technologies refer to technologies and products that work in “partnership with nature” without harming the environment.  We believe that worldwide demand for development of competitively priced products that are not only safe for the environment but will also help clean the environmental damage caused by decades of use and disposal of deadly toxins and the overuse of pesticides and fertilizers, is growing, and will continue to grow.   We believe that in the future a large percentage of the products in use today can and will be replaced by effective, environmentally safe equivalents.

We have developed a line of products utilizing such “probiotic” technologies for the marine coatings market, and have in development a line of products utilizing probiotic technologies for agricultural and remediation markets.   We began substantial marketing efforts in the first quarter of 2005 for our marine coatings.   Our marine products business is operated by our wholly-owned subsidiary, SeaLife Marine.  Our agricultural products business is operated by the our indirect wholly-owned subsidiary, ProTerra.

During the past year the Company has had under development a complete coating system, including a Marine zinc primer, ( SEALIFE MZP);  a high build epoxy primer (SEALIFE HBE) and high gloss finish, SEALIFE HGF). The complete coating system developed by SeaLife is based on a Zero  Volitle Organic Compounds (VOC) technology.  The zero VOC technology is not regulated and allow shipyards to spray the coatings in unlimited quantities. VOC gases are directly related to the environmentally damaging greenhouse gases that are being banned or highly regulated world wide.   Some shipyards in the United States, have been limited, to applying a limited amount of any high VOC formula coatings.  SeaLife’s Zero Voc formulation has no such limitations giving it an important  competitive advantage.

ProTerra Technologies, Inc. a wholly-owned subsidiary of SeaLife Corporation, has recently signed 2 distributor agreements for its ProTerra products line, covering California. ProTerra Technologies has also recently signed an agreement for representation of its ProTerra product line in South Africa and in Morocco, Libya, and Tunisia.

The Company’s ProTerra product has recently been tested to determine is toxicity level. Laboratory testing has confirmed that ProTerra Plant & Soil ResQ is considered non toxic with an LD-50 rating of > 5000 mg/kg

In March 2007, the company shipped an additional 300 gallons of ProTerra to Japan for second phase of testing being conducted in Japan.  Large scale testing of ProTerra has started in Mexico on avocado’s as well as other crops.  Large scale testing on corn, to be used for ethanol production has begun in  South Dakota,

Critical Accounting Policies, Judgments and Estimates

Our discussion and analysis of our financial conditions and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States.  The preparation of financial statements requires management to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expenses and disclosures on the date of the financial statements.  On an on-going basis, we evaluate our estimates, including, but not limited to, those related to revenue recognition.  We use authoritative pronouncements, historical experience and other assumptions as the basis for making judgments.  Actual results could differ from those estimates.  We believe that the following critical accounting policies affect our more significant judgments and estimates in the preparation of our consolidated financial statements.

Impairment of Goodwill.  We adopted SFAS No. 142 for all goodwill and other intangible assets recognized in our statement of financial position as of May 31, 2004.  This standard changes the accounting for goodwill from an amortization method to an impairment-only approach.  Our technologies are being amortized over 15 years.  This is management’s best estimate of the technologies’ life at this time.

Revenue Recognition.  Revenue is recognized on the day a product is shipped and invoiced.

Accounts Receivable.  Accounts receivable balances are evaluated on a continual basis and allowances, if any, are provided for potentially uncollectible accounts based on management’s estimate of our ability to collect such accounts.  If the financial condition of a customer deteriorates, resulting in an impairment of its ability to make payments, an additional allowance may be required.  Allowance adjustments, if any, are charged to operations in the period in which the facts that give rise to the adjustments become known.  To date, we have not had any customer whose payment was considered past due, and as such, have not recorded any reserves for doubtful collectability.

Stock-Based Compensation.  We account for stock-based compensation using Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employee.”

Recent Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board, or FASB, issued SFAS No. 123R “Share-Based Payment,” a revision to FASB No. 123.  SFAS No. 123R replaces existing requirements under SFAS No. 123 and APB Opinion No. 25, and requires public companies to recognize the cost of employee services received in exchange for equity instruments, based on the grant-date fair value of those instruments, with limited exceptions.  SFAS No. 123R also affects the pattern in which compensation cost is recognized, the accounting for employee share purchase plans, and the accounting for income tax effects of share-based payment transactions.  For small-business filers, SFAS No. 123R will be effective for interim periods beginning after December 15, 2005. We are currently determining what impact the proposed statement would have on our results of operations and financial position.

The FASB has proposed FASB Staff Position No. SFAS No. 109 a, “Application of FASB Statement No. 109, Accounting for Income Taxes, for the Tax Deduction Provided to U.S. Based Manufacturers by the American Jobs Creation Act of 2004.”  On October 22, 2004, the American Jobs Creation Act of 2004 (the “ACT”) was signed into law by the President. This Act includes tax relief for domestic manufacturers by providing a tax deduction up to 9 percent (when fully phased-in) of the lesser of (a) “qualified production activities income,” as defined in the Act, or (b) taxable income (after the deduction for the utilization of any net operating loss carry forwards).  As a result of this Act, an issue has arisen as to whether this deduction should be accounted for as a special deduction or a tax rate reduction under Statement 109.  The FASB staff believes that the domestic manufacturing deduction’s characteristics are similar to special deductions because the domestic manufacturing deduction is based on the future performance of specific activities, including the level of wages.  Accordingly, the FASB staff believes that the deduction provided for under the Act should be accounted for as a special deduction in accordance with Statement 109 and not as a tax rate reduction.  This provision of the Act is not expected to have an impact on our financial statements.

In November 2004, the FASB issued FASB Statement No. 151, which revised ARB No.43, relating to inventory costs.  This revision is to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage).  This Statement requires that these items be recognized as a current period charge regardless of whether they meet the criterion specified in ARB 43.  In addition, this Statement requires the allocation of fixed production overheads to the costs of conversion be based on normal capacity of the production facilities.  This Statement is effective for financial statements for fiscal years beginning after June 15, 2005.  Earlier application is permitted for inventory costs incurred during fiscal years beginning after the date this Statement is issued.  Management believes this Statement will have no impact on our financial statements once adopted.

In December 2004, the FASB issued FASB Statement No. 152, which amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (“SOP”) 04-2, Accounting for Real Estate Time-Sharing Transactions.  This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real-estate time-sharing transactions.  The accounting for those operations and costs is subject to the guidance in SOP 04-2.  This Statement is effective for financial statements for fiscal years beginning after June 15, 2005.  Management believes this Statement will have no impact on our financial statements once adopted.

In December 2004, the FASB issued FASB Statement No. 153.  This Statement addresses the measurement of exchanges of nonmonetary assets.  The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged.  The guidance in that Opinion, however, included certain exceptions to that principle.  This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance.  A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.  This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this Statement is issued.  Management believes this Statement will have no impact on our financial statements once adopted.

Comparison of Three Months Ended March 31,2007 versus Three Months Ended June 30, 2005

Results of Operations

Revenues

We had gross sales of $57,204 for the three months ended March  31, 2007 and sales of $25,775 for the same period ending in 2006.   Sales for Marine products are up due to the Company’s concentrated effort into commercial shipyards and having a complete line of commercial coatings, including Marine Zinc, high buils epoxy coatings and high gloss finish coatings.

Operating Expenses

Our Cost of Sales for the three months ended March 31,2007 and for the same period ending in 2006 was $34,421 and $ 14,465_ respectively.  Cost of sales over these periods consisted of costs for goods and services directly used in the production of our Proterra and SeaLife Marine coating products.  The increase in Cost of Sales is directly attributable to our increase in product sales over the 3 month period.

We incurred a net loss of $ 313,571 for the three months ended March 31,2007 as compared to a net loss of $398,779 for the three months ended June 30, 2005. This loss represents a loss from operations.  Our net loss resulted primarily from the costs for consultants and legal expenses.

Total operating expenses consist of general administrative, sales and marketing expenses.  For the three months ended March  31, 2007, total operating expenses were $ 282,776 versus $ 410,089 for the period ending March 31, 2006.  This represents a 32% decrease, due primarily to a reduction in the use of outside consultants.

The large majority of our administrative expenses paid over the period, were paid in the form of common stock instead of cash.

Liquidity and Capital Resources

As of March 31,2007, we had a negative working capital of approximately $571504.  We expect a significant need for cash during the balance of fiscal 2007 as we continue to develop our sales and marketing efforts.  We anticipate that our current cash reserves plus cash we expect to generate from operations will not be sufficient to fund our operational expenditures for the balance of 2007.  We hope to raise additional funds by issuing additional equity.  The amount, terms and timing for the infusion of additional equity capital is uncertain; and no such infusion of capital may occur,

If additional funds are raised through the issuance of equity securities, the current stockholders will likely experience dilution.  Furthermore, there can be no assurance that additional financings will be available when needed or that if available, such financings will include terms favorable to our stockholders.  If such financings are not available when required or are not available on acceptable terms, we may be unable to take advantage of business opportunities or respond to competitive pressures, any of which could have a material adverse effect on our business, financial condition and results of operations.

Cash Flows

We have in the past satisfied our working capital requirements primarily through sales and grants of equity securities.  For the three months ended March 31,2007, we had a net decrease in cash of approximately $1369.  Cash flows from operating, and financing activities for the three months ended March 31,2007 are summarized in the following table:

Activity:	Three months Ended March 31,2006	Three months Ended March 31,2007
Operating activities	$(10,044)	$(79,369)
Financing activities	250	78,000
Net increase (decrease) in cash	$ (9,794)	$ (1,369)

Going Concern

Our independent auditor expressed substantial doubt as to our ability to continue as a going concern, in its report for the twelve months ended December 31, 2005, based on significant operating losses that we incurred and the fact that we do not have adequate working capital to finance our day-to-day operations.

We currently plan to raise additional capital through the public or private placement of our common stock and/or private placement of debt or convertible debentures in order to meet our ongoing cash needs.

However, the additional funding we require may not be available on acceptable terms or at all and, if obtained, could result in significant dilution.  Management also hopes to begin generating commercial orders for its SeaLife 1000™ marine paint product which would generate additional cash flow.

To date we have financed approximately 95% of our expenses by issuing shares of common stock in exchange for services of legal and other professionals.  The remaining 5% was financed through private placement stock offerings. In order to expand, we will be required to obtain additional financing either in the form of debt or equity.

If we cannot obtain adequate funding or achieve revenues from the sale of our products, we could be required to significantly curtail or even shutdown our operations.

CERTAIN RISK FACTORS

YOU  SHOULD  CAREFULLY  CONSIDER  THE  FOLLOWING RISK FACTORS, AMONG OTHERS, AND ALL  OTHER INFORMATION  CONTAINED  IN THIS REPORT,  BEFORE  PURCHASING  SHARES OF OUR COMMON STOCK.  INVESTING IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK.

Risks Related to Our Business

We have incurred substantial losses from inception while realizing limited revenues.

For each fiscal year since our acquisition of SeaLife Nevada in 2002, we have generated net losses and we have accumulated losses totaling approximately $8,398,082 as of March 31,2007. We are a  development stage operations and have historically generated limited revenues. We can provide no assurances that our operations will generate substantial revenues or be profitable in the future. We have just recently introduced some of our products into the marketplace and have shipped small quantities to our distributors.

We will need to raise additional capital and it may not be available to us on favorable terms or at all.

We estimate that we may need to raise up to $1 million of additional capital over the next 24 months to support our operations, meet competitive pressures and/or respond to unanticipated requirements during and beyond that period.  While there are no definitive arrangements with respect to sources of additional financing, management is optimistic that these funds can be raised through private offerings of our common stock.  However, our inability to obtain additional financing, when needed or on favorable terms, could materially adversely affect our business, results of operations and financial condition and could cause us to curtail or cease operations.

Future revenues and quarterly operating results may fluctuate significantly.

We have a very limited operating history, and have very little revenue to date.  We cannot predict future revenue, nor the consistency of our quarterly operating results.  Factors which may cause our operating results to fluctuate significantly from quarter to quarter include:

•

our ability to arrange for additional capital to fund marketing efforts;

•

our ability to attract new customers;

•    our ability to protect our proprietary technology;

•

the ability of our competitors to offer new or enhanced products or services.

Because of these and other factors, we believe comparisons of our results of operations for our three months ended March 31,2007 and June 30, 2005, are not good indicators of our future performance.  If our operating results fall below the expectations of securities analysts and investors in some future periods, then our stock price may decline.

We expect our business to be seasonal which means that we anticipate having less revenue during certain portions of the year.

The practical application of our products, both in the case of SeaLife Marine paint products and ProTerra agriculture products, requires warmer weather conditions with little to no precipitation.  As a result, management expects our business to be seasonal, with sales and earnings being relatively higher during the outdoor season (such as the spring and summer seasons) and lower during the indoor season (such as the fall and winter seasons). Accordingly, we may show lower revenues during portions of the year which could correspondingly adversely affect the price of our common stock.

We may rely in part on international sales, which are subject to additional risks.

International sales may account for a significant portion of our revenues in the future.  International sales can be subject to many inherent risks that are difficult or impossible for us to predict or control, including:

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unexpected changes in regulatory requirements and tariffs;

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difficulties and costs associated with staffing and managing foreign operations, including foreign distributor relationships;

•

longer accounts receivable collection cycles in certain foreign countries;

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adverse economic or political changes;

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potential trade restrictions, exchange controls and import and export licensing requirements

•

foreign currency fluctuations.

We may not be able to adequately protect our intellectual property rights, and may be exposed to infringement claims from third parties.

The technologies upon which our products are based are protected only by laws governing the protection of trade secrets.  Our success will depend in part on our ability to preserve our trade secrets and to operate without infringing on the proprietary rights of third parties.  There can be no assurance that others will not independently develop similar technologies, duplicate our technologies or design around our technologies.

Certain of the processes and know-how of importance to our technology are dependent in part upon the skills, knowledge and experience of our technical personnel, consultants and advisors and such skills, knowledge and experience are not patentable.  To help protect our rights, we require employees, significant consultants and advisors with access to confidential information to enter into confidentiality and proprietary rights agreements. There can be no assurance, however, that these agreements will provide adequate protection for our trade secrets, know-how or proprietary information in the event of any unauthorized use or disclosure.

From time to time, we may receive notices from third parties of potential infringement and claims of potential infringement.  Defending these claims could be costly and time consuming and would divert the attention of management and key personnel from other business issues.

We do not believe that any of our technology infringes on the patent rights of third parties. However, there can be no assurance that certain aspects of our technology will not be challenged by the holders of patents.

We may be unable to compete effectively with competitors of perceived competing technologies or direct competitors that may enter our market with new technologies.

The market for our products and services is relatively new. Our ability to increase revenues and generate profitability is directly related to our ability to maintain a competitive advantage because of our U.S. Environmental Protection Agency regulatory registration of our leading product, SeaLife 1000™.  However, we face possible competition from companies that may choose to enter this market with competing technologies, and perhaps with greater financial, marketing and distribution resources than us.

Our products may be subject to technological obsolescence.

We believe there is substantial research underway by competitors and potential future competitors into the causes of and solutions for marine, agricultural and other environmental pollution. Discovery of new technologies could replace or result in lower than anticipated demand for our products.

A change in the prices of, raw materials could materially adversely impact our results of operations.

We purchase certain raw materials such as Cuprous Oxide and other chemicals, biocides, pesticides or toxins, under short- and long-term supply contracts. The purchase prices are generally determined based on prevailing market conditions.  If there is a shortage in these raw materials, or if our suppliers otherwise increase the costs of such materials, this could materially adversely impact our results of operations.

Our future success depends, in part, on our Key Personnel, Consultants and Principal Management’s continued participation.

Our ability to successfully develop our products, manage growth and maintain our competitive position will depend, in large part, on our ability to attract and retain highly qualified management and technologists.  We are dependent upon our Chief Executive Officer Robert McCaslin, and Gael Himmah, an independent contractor that acts as our Chief Consulting Scientist, and other members of our management and consulting team.  We do not maintain Key Man life insurance on any of these employees or consultants.  Competition for such personnel is significant, and there can be no assurance that we will be able to continue to attract and retain such personnel.  Our consultants may be affiliated or employed by others and some may have consulting or other advisory arrangements with other entities that may conflict or compete with their obligations to us.  We address such potential conflicts by requiring that our consultants and independent contractors execute confidentiality agreements upon commencement of relationships with us, by closely monitoring the work of such persons and by requiring material transfer and assignment agreements wherever possible and appropriate.

We do not have a separate standing Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee, so the duties customarily delegated to those committees are performed by the Board of Directors as a whole, and no director is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

Our Board of Directors consists of three members, our Chief Executive Officer and Chief Financial Officer, and our Vice President and Secretary, and one outside and independent director.  The Board of Directors as a whole performs the functions of an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  .

Risks Related to Our Industry

Our industry is very competitive, and we may be unable to continue to compete effectively in this industry in the future.

We are engaged in an industry that is highly competitive.  We compete with many other suppliers and new competitors continue to enter the markets.  Many of our competitors, both in the United States and elsewhere, are major chemical companies, and many of them have substantially greater capital resources, marketing experience, research and development staffs, and facilities than we do.  Any of these companies could succeed in developing products that are more effective than the products that we have or may develop and may also be more successful than us in producing and marketing their products.  We expect this competition to continue and intensify in the future. Competition in our markets is primarily driven by:

•

product performance, features and liability;

•

price;

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timing of product introductions;

•

ability to develop, maintain and protect proprietary products and technologies;

•

sales and distribution capabilities;

•

technical support and service;

•

brand loyalty;

•

applications support; and

•

breadth of product line.

If a competitor develops superior technology or cost-effective alternatives to our products, our business, financial condition and results of operations could be materially adversely affected.

We are subject to a wide variety of local, state and federal rules and regulations, which could result in unintentional violations of such laws.  Also, changes in such laws could result in loss of revenues.

As an environmental products manufacturer, we are subject to a wide variety of local, state and federal rules and regulations. While we believe that our operations are in compliance with all applicable rules and regulations, we can provide no assurances that from time to time unintentional violations of such rules and regulations will not occur. Certain of our products are regulated by the U. S. Environmental Protection Agency and the individual states where marketed. Government regulation results in added costs for compliance activities and increases the risk of losing revenues should regulations change. Also, from time to time we must expend resources to comply with newly adopted regulations, as well as changes in existing regulations.  If we fail to comply with these regulations, we could be subject to disciplinary actions or administrative enforcement actions.  These actions could result in penalties, including fines.

Risks Related To Our Common Stock

We have a limited trading volume and shares eligible for future sale by our current stockholders may adversely affect our stock price.

To date, we have had a very limited trading volume in our common stock.  As long as this condition continues, the sale of a significant number of shares of common stock at any particular time could be difficult to achieve at the market prices prevailing immediately before such shares are offered.  In addition, sales of substantial amounts of common stock, including shares under Rule 144 or otherwise could adversely affect the prevailing market price of our common stock.  As a result of our limited cash, a number of our employees and consultants have elected to accept a portion or all of their compensation in shares of our common stock.  In the past a portion of these were issued pursuant to effective registration statements or registered for resale to the public.  The Board in April of 2006 adopted the policy of  henceforth only issuing restricted private placement stock for services rendered by employees and consultants.

Our common stock price is highly volatile.

The market price of our common stock is likely to be highly volatile as the stock market in general, and the market for technology companies in particular, has been highly volatile.

Factors that could cause such volatility in our common stock may include, among other things:

•

actual or anticipated fluctuations in our quarterly operating results;

•

announcements of technological innovations;

•

changes in financial estimates by securities analysts;

•

conditions or trends in our industry; and

•

changes in the market valuations of other comparable companies.

The sale of our common stock on the Over-the-Counter Pink Sheets Market and the designation of our common stock as a “penny stock” may impact the trading market for our common stock.

Our securities, as traded on the Over-the-Counter Pink Sheets Market, will be subject to Securities and Exchange Commission rules that impose special sales practice requirements upon broker-dealers who sell such securities to persons other than established customers or accredited investors.  For purposes of the rule, the phrase “accredited investors” means, in general terms, institutions with assets in excess of $5,000,000, or individuals having a net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, when combined with a spouse’s income, exceeds $300,000).  For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale.  Consequently, the rule may affect the ability of broker-dealers to sell our securities and also may affect the ability of purchasers to sell their securities in any market that might develop therefore.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate “penny stock.”  Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, 15g-7, and 15g-9 under the Securities and Exchange Act of 1934, as amended.  Because our securities constitute “penny stock” within the meaning of the rules, the rules apply to us and to our securities.  The rules may further affect the ability of owners of our common stock to sell our securities in any market that might develop for them.

We do not foresee paying dividends in the near future.

We have not paid dividends on our common stock and do not anticipate paying such dividends in the foreseeable future.

Officers and directors own a significant portion of our common stock, which could limit our shareholders’ ability to influence the outcome of key transactions.

As of March 31,2007 our officers and directors and their affiliates owned approximately 28.2%  of our outstanding voting shares.  As a result, our officers and directors are able to exert considerable influence over the outcome of any matters submitted to a vote of the holders of our common stock, including the election of our Board of Directors.  The voting power of these shareholders could also discourage others from seeking to acquire control of us through the purchase of our common stock, which might depress the price of our common stock.

Item 3.

Controls and Procedures.

Controls and Procedures

Members  of  our  management,  including  Robert  McCaslin,  our  Chief Executive  Officer,  President and Chief Financial  Officer,  have evaluated the effectiveness of our disclosure controls and procedures, as defined by paragraph e) of Exchange Act Rules 13a-15 or 15d-15,  as of March 31,2007, the end of the period  covered by this report.  Based upon that evaluation, Mr. McCaslin concluded that our disclosure controls and procedures are effective.

Internal control over financial reporting

         There were no changes in our internal control over financial  reporting or in other factors  identified in connection  with the  evaluation  required by paragraph  (d) of Exchange Act Rules 13a-15 or 15d-15 that  occurred  during the first quarter ended  March 31,2007 that have  materially  affected,  or are reasonably  likely to materially  affect,  our internal  control over  financial reporting.

PART II

OTHER INFORMATION

Item 1.

Legal Proceedings Relating To Transactions in 2002 and early 2003.

The only litigation in which the Company is involved is the litigation described in Footnote 11 in the Financial Statements.

Item 2.

Unregistered Private Sales of Equity Securities and Use of Proceeds.

In the 3 months ending at March 31,2007, we issued to Appropriated Funding and Advancements,

Inc., an aggregate of 500,000 shares of our common stock, pursuant to the terms of a consulting agreement, as payment for services rendered through March 31,2007.  The investor in this transaction represented to us that he was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that he was receiving the securities for investment and not in connection with a distribution thereof. The issuance and sales of these securities is exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.

Effective August 8th, 2006 the Company issued 2,052,270 restricted shares to Dan Kubik in satisfaction of $118,043 owed to Mr. Kubik for consulting services, cancellation of $100,000 promissory note held by Mr. Kubik, including $14,000 accrued interest and $4,043 in reimbursement of expenses advanced by Mr. Kubik for the benefit of the Company.  Mr. Kubik received full and final payment for all consulting services provided  to the Company, through July, 2006.  The shares issued to Mr. Kubik for services were valued at $174,443.  The investor in this transaction represented to us that he was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that he was receiving the securities for investment and not in connection with a distribution thereof. The issuance and sales of these securities is exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.

Effective August 18th, 2006, the Company issued 30,000 shares of SeaLife common stock to Maris Somerville, a public relations specialist, 100,000 restricted shares to board member Joel Heffron, 30,000 restricted shares to business consultant George Roth, and 2,169,953 restricted shares to its consulting scientist, Gael Himmah, in satisfaction of sums due for consulting services and past due royalties owed to Mr. Himmah totaling $216,995. The Company also issued 1,136, 770 restricted shares to director J.P. Heyes in satisfaction of amounts owed to her under her Employment Contract totaling $41,668, and in payment of personal loans made to the Company by Ms. Heyes and accrued interest thereon totaling $72,011.

The Company, additionally issued, 3,988,430 restricted shares to Robert McCaslin, CEO, in satisfaction of amounts owed to Mr. McCaslin under his Employment Agreement totaling $383,333, and in payment of personal loans to the Company and accrued interest totaling $15,575.  Also on August 18th, the Company issued 583,304 restricted shares to Performance Assets for business consulting services.

.

On August 23rd, 2006, the Company issued 346, 211 restricted shares to Leonard, Dicker and Schreiber, LLP for legal services rendered. The investor in this transaction represented to us that he was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, and that he was receiving the securities for investment and not in connection with a distribution thereof. The issuance and sales of these securities is exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act as transactions not involving any public offering.

On October 3, 2006, the Company issued 282,160 restricted shares to Leonard, Dicker and Schreiber in payment of legal services performed, and 148,235 restricted shares to Dan Kubik, 120,000 restricted shares to Paul L. Davis, and 27,519 restricted shares to Performance Assets, Inc., in satisfaction of various obligations owed for consulting services rendered.

On August 28, 2006, the Company returned to the treasury and canceled 480,000 common shares of the Company that were awarded to the Company as partial settlement in a litigation filed by the Company against two individuals in 2005.  An additional 150,000 common shares are still owed by the two individuals, will also be returned to the treasury and canceled.

Additionally, in February, 2007 the company issued 300,00 restricted shares to Gael Himmah for consulting services valued at approximately $36,000. Also, during the same period the company issued 350,063 shares to Leonard, Dicker and Schreiber for legal services.  Additionally the company issued 500,000 shares, valued at $60,000 for consulting services.

Item 9.01.

Exhibits

The following exhibits are filed as part of this report:

EXHIBIT

NUMBER

DESCRIPTION

3.1	Restated Certificate of Incorporation of SeaLife Corporation (1)
3.2	Bylaws of SeaLife Corporation (1)
31.1	Certification of Principal Executive Officer and Principal Financial
32.1	Certification of Principal Executive Officer and Principal Financial

(1) Filed as an Exhibit to our Annual Report on Form 10-KSB for the period ended May 31, 2003, dated September 19, 2004.

SIGNATURES

The registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEALIFE CORPORATION

Date: October11, 2007

By:         /s/ Robert A. McCaslin

Robert A. McCaslin

Its:

Chief Financial Officer

(Principal Financial and

Accounting Officer)

Exhibit 31.1

CERTIFICATION OF CEO AND CFO

I, Robert A. McCaslin, the principal executive officer and principal financial officer, of the Registrant, certify that:

1.

I have reviewed this quarterly report filed under Form 8K of SeaLife Corporation.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.

 I  am responsible for establishing and maintaining disclosure controls and procedures for the small business issuer and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)

Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

5.

The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent function):

a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

b)

Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date: October11, 2007

 /s/ Robert A. McCaslin

Robert A. McCaslin

President and Chief Executive Officer

Exhibit 32.1

CERTIFICATION

The undersigned officer of SeaLife Corporation (the Company), does hereby certify, to such officer's knowledge, that:

The Quarterly Report filed under cover of Form 8K for three month period ended June 31, 2006, of the Company fully complies, in all material respects, with the requirements that would have been imposed, had the Company been subject to the requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October11, 2007

By:

/s/ Robert A. McCaslin

Robert A. McCaslin,

President and Chief Financial Officer